EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT
TARA GOLD RESOURCES CORP.
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

In connection with this Annual Report for Tara Gold Resources Corp. (the “Company”) Form 10-K for the period ending December 31, 2011 as filed with the Securities Exchange Commission on the date hereof (the “Report”), we, Francis R. Biscan, Jr., the Principal Executive Officer of the Company, and Lynda Keeton-Cardno, the Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

Date: April 13, 2012	/s/ Francis R. Biscan, Jr.
Francis R. Biscan, Jr.,
Principal Executive Officer

Date: April 13, 2012	/s/ Lynda R. Keeton-Cardno
Lynda R. Keeton-Cardno,
Principal Financial Officer